SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2008
Date of Report (Date of earliest event reported)

HEPALIFE TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Florida
 (State or other jurisdiction of incorporation)

000-29819
 (Commission File Number)

 58-2349413
 (I.R.S. Employer Identification No.)

 60 State Street, Suite 700, Boston, MA 02109
 (Address of principal executive offices)

(800) 518-4879
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1.  Registrant’s Business and Operations

None

SECTION 2.  Financial Information

None

SECTION 3.  Securities and Trading Markets

None

SECTION 4.  Matters Related to Accountants and Financial Statements

None

SECTION 5.  Corporate Governance and Management

Item. 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective September 12, 2008, Mr. Harmel S. Rayat, resigned as the Company’s Secretary, Treasurer, Chief Financial Officer, and as a director. Mr. Rayat resigned for personal reasons and not as a result of any disagreement between himself and the Company or the Board of Directors.

Effective September 12, 2008, the Board of Directors appointed Mr. Jatinder S. Bhogal to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

Since December 1993, Mr. Bhogal has worked as a business consultant to emerging growth companies. For nearly 15 years, Mr. Bhogal has provided early business development guidance and consulting to companies developing healthcare services, medical devices, pharmaceuticals and vaccines, solar-photovoltaics, biofuels, and information technology solutions.

Subject to, and upon, commencement of Mr. Bhogal’s tenure as a non- employee director, he will be granted 50,000 options in accordance with the Company’s Non-Employee Director Compensation Guidelines; each option when vested will permit Mr. Bhogal to purchase one share of the Company’s common stock at a price per share equal to the closing price of the Company’s common stock as reported on the Over the Counter Electronic Bulletin Board on September 12, 2008, the date Mr. Bhogal commenced his tenure as a director.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Bhogal and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Bhogal ceases to be a director of the Company.  Upon termination of such service Mr. Bhogal will have a specified period of time to exercise vested options, if any.

Mr. Bhogal will be entitled to cash compensation paid to non-employee directors and reimbursement of expenses incurred in connection with his services as a director.

Effective September 12, 2008, the Board of Directors appointed Mr. Joseph Sierchio, Esq. to serve as a director of the Company, and to serve as such until the next annual meeting of the Company’s shareholders and until his successor shall have been duly elected and qualified.

Mr. Sierchio earned his Doctor of Law degree at Cornell University Law School in 1974, and a Bachelor of Arts degree, with Highest Distinction in Economics, from Rutgers College at Rutgers University, in 1971.

Since 1975, Mr. Sierchio has practiced corporate and securities law in New York City, representing and offering counsel to domestic and foreign corporations, investors, entrepreneurs, and public and private companies in the United States, Canada, United Kingdom, Germany, Italy, Switzerland, Australia, and Hong Kong.  Mr. Sierchio is admitted in all New York state courts and federal courts in the Eastern, Northern, and Southern Districts of the State of New York as well as the federal Court of Appeals for the Second Circuit. Mr. Sierchio is also a member of Sierchio & Company, LLP, counsel to the Company.

Subject to, and upon, commencement of Mr. Sierchio’s tenure as a non- employee director, he will be granted 50,000 options in accordance with the Company’s Non-Employee Director Compensation Guidelines; each option when vested will permit Mr. Sierchio to purchase one share of the Company’s common stock at a price per share equal to the closing price of the Company’s common stock as reported on the Over the Counter Electronic Bulletin Board on September 12, 2008, the date Mr. Sierchio commenced his tenure as a director.

The options will vest in five equal annual installments of 10,000 options commencing on September 12, 2009, and annually thereafter. The options are further subject to the terms and conditions of a stock option agreement between Mr. Sierchio and the Company.  Under the terms of the stock option agreement, the agreement will terminate and there will be no further vesting of options effective as of the date that Mr. Sierchio ceases to be a director of the Company.  Upon termination of such service Mr. Sierchio will have a specified period of time to exercise vested options, if any.

Mr. Sierchio will be entitled to cash compensation paid to non-employee directors and reimbursement of expenses incurred in connection with his services as a director.

As at September 12, 2008, Mr. Frank Menzler is our sole officer, serving as our President, Chief Executive Officer and our Chairman of the Board.

As at September 12, 2008 our Board of Directors consists of five (5) persons as follows:
Mr. Frank Menzler, Dr. Roland Schomer, Mr. Javier Jimenez, Mr. Jatinder S. Bhogal and Mr. Joseph Sierchio.

SECTION 6. [Reserved]

N/A

SECTION 7.  Regulation FD

Item 7.01 Regulation FD Disclosure

Except for the historical information presented in this document, the matters discussed in this Form 8-K, or otherwise incorporated by reference into this document, contain "forward-looking statements" (as such term is defined in the Private Securities Litigation Reform Act of 1995). These statements are identified by the use of forward-looking terminology such as "believes", "plans", "intend", "scheduled", "potential", "continue", "estimates", "hopes", "goal", "objective", expects", "may", "will", "should" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. The safe harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, apply to forward-looking statements made by the Registrant. The reader is cautioned that no statements contained in this Form 8-K should be construed as a guarantee or assurance of future performance or results. These forward-looking statements involve risks and uncertainties, including those identified within this Form 8-K. The actual results that the Registrant achieves may differ materially from any forward-looking statements due to such risks and uncertainties. These forward-looking statements are based on current expectations, and the Registrant assumes no obligation to update this information. Readers are urged to carefully review and consider the various disclosures made by the Registrant in this Form 8-K and in the Registrant's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the risks and factors that may affect the Registrant's business.

Note: Information in this report furnished pursuant to Item 7 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this current report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this current report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this current report contains is material investor information that is not otherwise publicly available.

SECTION 8.  Other Events

None

SECTION 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Number	Exhibit Description
10.1	Option Agreement dated September 12, 2008 between Jatinder Bhogal and HepaLife Technologies, Inc.
10.2	Option Agreement dated September 12, 2008 between Joseph Sierchio and HepaLife Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HepaLife Technologies, Inc.

By:	/s/ Frank Menzler
Name:	Frank Menzler
Title:	President, Chief Executive Officer and Chairman of the Board

Date: September 18, 2008